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                                                                 EXHIBIT 10.3


                                     Allonge

         The undersigned, Tri-Star Hosiery Mills, Inc., a North Carolina corporation ("THM") and a wholly owned subsidiary of Ridgeview, Inc., a North Carolina corporation, hereby executes and delivers this allonge to Amended, Restated and Consolidated Term Note dated December 20, 1996, payable to the order of NATIONSBANK, N.A., formerly known as NationsBank, N.A. (South) (the "Lender"), in the original principal amount of $4,969,659.00 as evidence of THM's joint and several liability thereon under and pursuant to the Amended and Restated Loan and Security Agreement dated as of December 20, 1996, as amended, to which Ridgeview, Inc., Seneca Knitting Mills Corporation, Tri-Star Hosiery Mills, Inc. and the Lender are parties, all as of this ___ day of July, 1998.


                                             TRI-STAR HOSIERY MILLS, INC.


                                             By: ____________________________
[Corporate Seal]                                 Hugh R. Gaither
                                                 President

ATTEST:

By:
  Name:
  Title: